

ChromaDex Earnings Conference Call First Quarter 2021

Rob Fried
Chief Executive Officer

Frank Jaksch
Co-Founder / Executive Chairman

Kevin Farr
Chief Financial Officer

SAFE HARBOR STATEMENT

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2021 financial outlook, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook, and the timing and results of pre-clinical and clinical trials. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities Exchange Commission (the "Commission"), and in our other periodic filings with the Commission. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: the effect of the COVID-19 pandemic on our business, results of operations, financial condition and cash flows; a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation; and the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, income tax, depreciation, amortization, non-cash share-based compensation costs, severance and restructuring expense, bad debt expense related to Elysium Health and total legal expense for adjusted EBITDA excluding total legal expense. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP. Reconciliation of GAAP to non-GAAP measures are attached to this presentation.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Q1 2021 & Recent Highlights

- ✓ Tru Niagen® net sales up 12% and total company up 2% YoY. Tru Niagen® net sales up 1% and total company down 5% sequentially. Supply chain disruptions impacted Watsons' shipments, which are expected to normalize in Q2 and Q3.
- ✓ Net loss was ($7.4) million or ($0.12) per share, compared to a net loss of ($5.9) million or ($0.10) per share in Q1 2020.
- ✓ Underlying business, as measured by Adjusted EBITDA excluding legal expense, delivered a loss of ($0.7) million, a $0.4 million improvement sequentially and down slightly year-over year due to increased investments in selling and marketing.
- ✓ Delivered record gross margins of 62.9% and controlled sequential growth in operating expense, excluding legal.
- ✓ Legal expense of $5.0 million, up $2.5 million versus Q4 2020, reflected increased activity in the New York and Delaware litigations, which is expected to decline going forward.
- ✓ Announced Tru Niagen® launch in Walmart™ in June 2021, and new supply agreements with Health & Happiness Group (H&H) and Ro to sell Niagen® in specially-formulated Swisse and Roman branded products, respectively.
- ✓ Research on nicotinamide riboside ("NR") continues to expand, with 47 clinical studies currently registered.
- ✓ Ended the quarter with $44.7 million in cash, including $25 million capital raise in February.
- ✓ Remain committed to achieving cash flow break-even while making investments to drive long-term growth.

Demonstrated operational and financial discipline while making investments to protect our intellectual property. Set the foundation for accelerated future growth with new strategic deals and additions to our leadership team.

Management Team



Rob Fried
Chief Executive Officer

E-Commerce & entertainment industry executive

Savoy Pictures, Columbia Pictures, Fried Films, Feeln, WHN, Healthspan Research



Frank Jaksch
Executive Chairman

Co-founded ChromaDex in 2000



Kevin Farr
Chief Financial Officer

Former CFO, Mattel
PriceWaterhouse
Licensed CPA



Frank Fazio
SVP of Global Business Development & Sales

Over 25 years of experience with leading consumer brands in the healthcare industry

ZO Skin Health, Suneva Medical, Allergan/Inamed



Lisa Harrington
General Counsel, Corporate Secretary

Former Special Counsel, Cooley LLP

Former General Counsel at ASICS Americas and Surf Airlines



Fadi Karam
Chief Marketing Officer

Former Nestlé executive

Deep brand building experience, across traditional retail as well as e-commerce platforms


Scientific Update

Scientific Advisory Board



Charles Brenner, Ph.D.
Alfred E Mann Family Foundation Chair, Department of Diabetes & Cancer Metabolism
City of Hope

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997



Brunie H. Felding, Ph.D.
Associate Professor of Molecular Medicine
Scripps Research Institute

Renowned Breast Cancer Researcher focused on NAD+ supplementation



Dr. David Katz
President of True Health Initiative
CEO of Diet ID

World renowned physician & preventive medicine expert

Most prominent human clinical research areas for Niagen® are vitality, locomotion, cognition, and sensory

	VITALITY (incl. Cardiovascular, Metabolic)	LOCOMOTION	COGNITION (Neurological)	SENSORY
Human Studies	**59 %**	**20 %**	**14 %**	**7 %**
Conditions Studied	Type II Diabetes (Insulin Sensitivity)* Altered Glucose and Lipid Metabolism Non-Alcoholic Fatty Liver* Weight Loss Heart Failure Hypertension Arterial Stiffness* Vascular Function* Immunity/Inflammation* Chronic Kidney Disease Cystic Fibrosis	Parkinson's Disease Ataxia Telangiectasia Exercise Capacity/Performance Muscle Function/Strength Sarcopenia	Mild Concussion Mild Cognitive Impairment Alzheimer's Disease	Neuropathies *(e.g. Diabetic Neuropathy, Peripheral Neuropathy)* Small Nerve Fiber Degeneration

Note: Based on Niagen® NR trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

NR Research Impact* is Accelerating


Vitality
Locomotion
Cognition
Psychological
Sensory


Cumulative Impact Factor
1600
1400
1200
1000
800
600
400
200
0
2013
2014
2015
2016
2017
2018
2019
2020
2021
Vitality
Locomotion
Cognition
Sensory
Psychological
Pharmacokinetic/Safety
Basic Research

*NR Research Impact by domains of Intrinsic Capacity. Chart data indexed to 2004.

Science Continues to Expand

- **Two new human studies on nicotinamide riboside registered since prior update:[(1)]**
  - Massachusetts General Hospital and Harvard Medical School (March 2021)
    - The objective is to investigate the impact of NR supplementation in 100 patients with persistent cognitive and physical symptoms at least two months after COVID-19 illness (otherwise known as "Long-Haulers").
    - Researchers will assess how NR supplementation effects cognitive, neuropsychiatric, and physical function over 22 weeks.
  - University of Texas Health Science Center, San Antonio (March 2021)
    - The study will measure the effect of NR on whole blood NAD+ levels and evaluate safety of supplementation in hospitalized patients with COVID-19 and acute kidney injury.
    - It will include 100 participants who will be given a daily dose of 1,000 milligrams of NR for 10 days.
    - Study participants will also be recruited from Harborview Medical Center in Seattle, Washington, and Icahn School of Medicine in Mount Sinai.
- **Four new research collaborations signed through ChromaDex External Research Program (CERP)[(2)]**

(1) There are 59 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 47 of these use NR only. Clinicaltrials.gov also includes two niacin studies for a total of 61 under the search term "nicotinamide riboside." (As of May 2, 2021)
(2) 225+ research collaborations for Niagen® signed with research institutes and universities around the world.


Financial Highlights
TRU
NIAGEN

Q1 2021 Net Sales Mix

Q1 2020


e-Commerce
57%
$14.3MM
Watson's & Other
B2B
20%
Niagen® Ingredient
14%
Other Ingredients
4%
Analytical Reference
Standards & Services (1)
5%

Q1 2021


e-Commerce
65%
$14.7MM
Watson's & Other
B2B
20%
Niagen® Ingredient
8%
Analytical Reference
Standards & Services (1)
6%
Other Ingredients
1%

- **Tru Niagen®** net sales increased to **85% of net sales** in Q1 2021 compared to 80% in Q4 2020 [(2)]
- **Niagen®-related** net sales decreased to **93% of net sales** in Q1 2021 compared to 94% in Q4 2020 [(3)]

Higher mix of Tru Niagen® e-Commerce sales and lower Niagen® ingredient sales.

(1) Analytical Reference Standards and Services previously reported as Core
(2) Tru Niagen® net sales include e-Commerce, Watson's/Other B2B
(3) Niagen®-related sales include Tru Niagen® and Niagen® ingredient

Q1 2021 Net Sales


Q1 2021 Net Sales
($ in millions)
e-Commerce
9.6
Watson's & Other B2B
2.8
Niagen® Ingredient
1.2
Analytical Reference Standards & Services (1)
0.9
Other Ingredients
0.1
TRU NIAGEN
$12.4

Growth Rates

	YoY % (vs Q1 2020)	QoQ % (vs Q4 2020)
e-Commerce	+17%	+1%
Watson's & Other B2B	-3%	+0%
Niagen® Ingredient	-39%	-46%
Analytical Reference Standards & Services (1)	+29%	+22%
Other Ingredients	-78%	-13%
Total	+2%	-5%

Tru Niagen® business up sequentially despite COVID-19 supply chain disruptions, which led to a shortfall in shipments to Watsons in Q1. We expect to ship the shortfall over the next two quarters. Niagen® ingredient business down in Q1 with improvement expected beginning in Q2 due to new partnerships.

(1) Analytical Reference Standards and Services previously reported as Core

2018 – 2021 YTD Net Sales Summary

(In millions)

	2018					2019					2020					2021
Description	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Ecommerce	1.8	3.5	4.4	5.2	15.0	5.9	6.5	7.1	7.9	27.5	8.2	8.1	8.7	9.5	34.5	9.6
Watsons	0.8	0.3	0.7	1.2	2.9	1.3	1.9	2.3	1.9	7.3	1.8	1.3	2.5	2.1	7.6	1.6
Other B2B	0.4	0.0	0.1	0.1	0.6	0.3	0.3	0.3	0.4	1.3	1.1	2.3	0.8	0.8	5.0	1.3
Total TRU NIAGEN	***3.0***	***3.7***	***5.2***	***6.5***	***18.5***	***7.5***	***8.7***	***9.7***	***10.2***	***36.1***	***11.1***	***11.7***	***11.9***	***12.3***	***47.1***	***12.4***
NIAGEN Ingredient	1.3	1.9	1.0	1.0	5.2	1.1	1.1	0.7	2.0	4.9	2.0	2.0	0.9	2.2	7.1	1.2
NIAGEN Related Revenues	***4.3***	***5.7***	***6.2***	***7.4***	***23.6***	***8.6***	***9.8***	***10.5***	***12.1***	***41.0***	***13.1***	***13.7***	***12.8***	***14.6***	***54.2***	***13.6***
Other Ingredients	1.1	0.9	0.9	0.5	3.4	0.4	0.3	0.5	0.1	1.3	0.5	0.9	0.6	0.1	2.1	0.1
Analytical Reference Standards & Services	1.2	1.2	1.0	1.1	4.5	1.1	1.0	1.1	0.9	4.0	0.7	0.7	0.8	0.8	3.0	0.9
Total Net Sales	***6.6***	***7.8***	***8.1***	***9.1***	***31.6***	***10.0***	***11.1***	***12.1***	***13.1***	***46.3***	***14.3***	***15.3***	***14.2***	***15.4***	***59.3***	***14.7***
TRU NIAGEN as % of Total Net Sales	***46%***	***48%***	***64%***	***71%***	***58%***	***74%***	***79%***	***81%***	***78%***	***78%***	***78%***	***77%***	***84%***	***80%***	***79%***	***85%***
NIAGEN Related Revenues as % of Total Net Sales	***65%***	***73%***	***77%***	***82%***	***75%***	***85%***	***88%***	***87%***	***93%***	***88%***	***91%***	***90%***	***90%***	***94%***	***91%***	***93%***
YOY Growth Rate - Net Sales																
Total Company	95%	85%	33%	20%	49%	53%	42%	48%	44%	47%	43%	38%	18%	18%	28%	2%
NIAGEN Related	337%	168%	40%	31%	79%	99%	73%	68%	63%	73%	53%	40%	22%	20%	32%	4%
Total TRU NIAGEN	NA	2528%	97%	143%	238%	146%	134%	86%	57%	96%	50%	34%	22%	21%	31%	12%
Sequential Growth Rate - Net Sales																
Total Company	-13%	19%	4%	12%		11%	10%	9%	9%		10%	7%	-7%	9%		-5%
NIAGEN Related	-24%	32%	10%	19%		15%	15%	6%	16%		8%	5%	-7%	14%		-6%
Total TRU NIAGEN	14%	23%	40%	24%		15%	17%	11%	4%		10%	5%	2%	4%		1%

Note – Other B2B previously referred to as International / Other

Q1 2021 vs Q4 2020 Key P&L Metrics

(in thousands)	Q1 2021	Q4 2020	Notes
Net Sales	**$ 14,683**	**$ 15,445**	Tru Niagen® business up 1% driven by global e-Commerce and recent international launches, largely offset by lower Watson's sales driven by COVID-19 supply chain disruptions. Niagen® ingredient sales lower since no longer selling to Thorne.
Gross Profit *% of Net Sales*	**9,234** *62.9%*	**9,421** *61.0%*	Up 190bps driven by product cost savings initiatives, overall scale on supply chain overhead and favorable mix (higher e-commerce sales)
Selling and Marketing *% of Net Sales*	6,258 *42.6%*	6,319 *40.9%*	Investments in digital marketing and brand building initiatives
Research and Development	824	991	Down slightly due to timing of projects
General and Administrative	9,514	8,192	Increased litigation activity. Excluding legal fees, severance & restructuring, and equity compensation expense, G&A was down by $0.5MM.
Other	0	0	No other expenses in either quarter
Total Operating Expense	**16,596**	**15,502**	Higher G&A expense driven by legal, partially offset by lower R&D
Operating Loss	**$ (7,362)**	**$ (6,081)**	Primarily driven by investments to protect our intellectual property against infringers

Q1 2021 vs Q1 2020 Key P&L Metrics

(in thousands)	Q1 2021	Q1 2020	Notes
Net Sales	**$ 14,683**	**$ 14,345**	Tru Niagen® business up 12% with growth in global e-commerce and recent international launches. Watson's sales down slightly driven by COVID-19 supply chain disruptions and challenging prior year comparison (initial ship-in for Tru Niagen® Beauty launch).
Gross Profit *% of Net Sales*	**9,234** *62.9%*	**8,311** *57.9%*	Up 500bps driven by product cost savings initiatives, overall scale on supply chain overhead and favorable mix (higher e-commerce sales)
Selling and Marketing *% of Net Sales*	6,258 *42.6%*	4,447 *31.0%*	Investments in digital marketing and brand building initiatives
Research and Development	824	919	Down year-over-year due to timing of R&D projects
General and Administrative	9,514	8,835	Increased litigation activity. Excluding legal fees, severance & restructuring, and equity compensation expense, G&A was down by $0.2 million.
Other	0	0	No expenses in either quarter
Total Operating Expense	**16,596**	**14,201**	Investments in selling and marketing and higher G&A expense driven by legal, partially offset by lower R&D expense
Operating Loss	**$ (7,362)**	**$ (5,890)**	Higher sales and gross margins and higher overall operating expense due to investments to grow the business and protect our IP

Adjusted EBITDA Summary

Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Mar. 31, 2019	Jun. 30, 2019	Sep. 30, 2019	Dec. 31, 2019	Mar. 31, 2020	Jun. 30, 2020	Sep. 30, 2020	Dec. 31, 2020	**Mar. 31, 2021**
Net loss, as reported	$ (8,337)	$ (7,755)	$ (7,202)	$ (8,853)	$ (5,902)	$ (3,711)	$ (4,215)	$ (6,097)	**$ (7,381)**
Adjustments:									
Interest (income) expense	(35)	575	314	(7)	12	24	19	16	**19**
Depreciation	173	190	196	203	214	218	220	219	**221**
Amortization of intangibles	61	61	62	62	62	60	60	61	**60**
Amortization of right of use assets	138	141	144	92	92	95	97	115	**126**
Share-based compensation	2,029	1,759	1,687	1,697	1,873	1,711	1,574	1,778	**1,284**
Severance and restructuring	-	-	-	200	953	284	224	329	**(10)**
Bad debt expense [(1)]	-	-	-	2,233	-	-	-	-	**-**
Adjusted EBITDA	$ (5,971)	$ (5,029)	$ (4,799)	$ (4,373)	$ (2,696)	$ (1,319)	$ (2,021)	$ (3,579)	**$ (5,681)**
Total legal expense	3,250	2,926	2,944	2,226	2,380	1,844	1,896	2,468	**5,010**
Adjusted EBITDA excluding total legal expense	$ (2,721)	$ (2,103)	$ (1,855)	$ (2,147)	$ (316)	$ 525	$ (125)	$ (1,111)	**$ (671)**

Q1 2021 Adjusted EBITDA, excluding legal expenses was ($0.7) million, a decline of $0.4 million year-over-year driven by higher operating expenses to grow the business and protect our IP, partially offset by higher sales and gross margin

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Q1 2021 Operating Loss vs Q1 2020



+$2.8M
-$4.3MM
(in millions)
(2.0)
(3.0)
(4.0)
(5.0)
(6.0)
(7.0)
(8.0)
(5.9)
1.0
0.8
0.7
0.2
0.1
(1.8)
(2.5)
(7.4)
Q1 FY20 Actual Operating Loss
Severance and Restructuring
Equity Comp (G+A)
Gross Margin Improvement
Volume
Research & Development
Sales & Marketing
Legal
Q1 FY21 Operating Loss

Quarterly Balance Sheet Highlights

(in thousands)	12/31/18	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21	Key Drivers
Cash	$ 22,616	$ 18,812	$13,608	$18,890	$15,478	$16,697	$44,691	$25 million capital raise plus stock option exercise by employees
Inventory	8,249	11,535	11,280	12,338	11,031	11,683	12,762	Investments to support growth
Accounts Receivable[1]	4,415	2,175	3,558	3,954	3,214	2,694	4,647	Driven by mix of customer sales and timing of collections
Accrued Liabilities	4,444	4,415	5,249	5,246	5,173	6,133	7,328	Investments to scale the business and accrual for employee bonuses
Accounts Payable	9,548	9,626	8,159	9,780	6,881	9,445	11,693	Driven by changes in inventory, advertising and legal expense
Equity	27,178	20,445	16,548	21,581	19,487	16,424	43,832	Driven by $25 million capital raise

Strengthened the balance sheet, continued to tightly manage working capital

(1) Periods between 12/31/2018 to 9/30/2019 include $2.2 million of receivables due from Elysium. During Q4 2019, the $2.2 million of receivables due from Elysium was written off.

Quarterly Cash Flow Highlights

(in thousands)	FY 2018	FY 2019	3/31/20	6/30/20	9/30/20	12/31/20	FY 2020	3/31/21
Net Loss	$ (33,316)	$ (32,147)[4]	$ (5,902)	$ (3,711)	$ (4,215)	$ (6,097)	$ (19,925)	$ (7,381)
Working Capital	5,059	2,026[1]	(1,583)	43	(1,605)	3,528[6]	383	258
Cash From / (Used for) Operations	**(20,908)**	**(20,439)[1]**	**(5,221)**	**(1,556)**	**(3,845)**	**22**	**(10,600)**	**(5,405)**
Cash From / (Used for) Investing	(1,775)	(249)	(20)	(101)	(60)	16	(165)	(46)
Cash From / (Used for) Financing	(90)	16,884[2][3]	37	6,940[5]	492	1,181	**8,650**	33,445[7]
Net Increase / (Decrease) in Cash	**$ (22,773)**	**$ (3,804)**	**$ (5,204)**	**$ 5,282**	**$ (3,412)**	**$ 1,219**	**$ (2,115)**	**$ 27,994**
Ending Cash Balance	**$ 22,616**	**$ 18,812**	**$ 13,608**	**$ 18,890**	**$ 15,478**	**$ 16,697**	**$ 16,697**	**$ 44,691**

Investments to grow the business and protect our IP, while tightly managing working capital

(1) Includes $4 million deferred revenue related to the upfront payment from Nestlé.
(2) Includes $10 million issuance of convertible notes, net of $565,000 of issuance costs.
(3) Includes $7 million issuance of common stock, net of $226,000 of issuance costs.
(4) Net loss includes $2.2 million write-off of receivables from Elysium.
(5) Includes $5 million issuance of common stock, net of $144,000 of issuance costs, and includes $2.2 million proceeds from exercise of stock options.
(6) Includes $1 million deferred revenue related to the product launch fee received from Nestlé.
(7) Includes $25 million issuance of common stock, net of $129,000 of issuance costs, and includes $8.6 million proceeds from exercise of stock options.

2021 Financial Outlook

(in thousands)	2019 Actual	2020 Actual	2021 Full Year Outlook	Key Drivers
Net Sales	$46,291	$59,257	Continued, steady revenue growth, with accelerated growth in Q2 2021	• Global e-Commerce business • Existing + new strategic partnerships
Gross Margin % (as a % of net sales)	55.7%	59.5%	Slightly better than 60%	• Continued cost savings initiatives
Selling, Marketing & Advertising (as a % of net sales)	39.4%	35.4%	Up slightly as a % of net sales	• Increased investments and resources to drive Tru Niagen® brand awareness
Research & Development	9.5%	6.3%	Roughly flat as a % of net sales	• Increased investments to accelerate R&D pipeline, including new NAD precursor development
General & Administrative[(1)]	$20,529	$20,070	Up slightly in absolute dollars	• Investments in key personnel and infrastructure to scale the business
Adjusted EBITDA excluding legal	$(8,826)	$(1,027)	Modest improvement given reinvestment in the business	• Higher sales and gross margins, largely offset by investments to scale the business in 2022 and beyond

Increased investments in 2021 to capitalize on growth in the NAD+ market globally.

(1) Excludes severance and restructuring expense, legal expense and Elysium-related bad debt expense (see details on slide 21). As reported, G&A was $34,308 in 2019 and $30,448 in 2020.

Adjusted EBITDA 2019 vs 2020

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Year ended		Year over Year
	Dec. 31, 2019	Dec. 31, 2020	Change
Net loss, as reported	$ (32,147)	**$ (19,925)**	$ 12,222
Adjustments:			
Interest expense	847	**71**	(776)
Depreciation	762	**871**	109
Amortization of intangibles	246	**243**	(3)
Amortization of right of use assets	515	**399**	(116)
Share-based compensation	7,172	**6,936**	(236)
Severance and restructuring	200	**1,790**	1,590
Elysium-related bad debt expense	2,233	**-**	(2,233)
Adjusted EBITDA	$ (20,172)	**$ (9,615)**	$ 10,557
Total legal expense	11,346	**8,588**	(2,758)
Adjusted EBITDA excluding total legal expense	$ (8,826)	**$ (1,027)**	$ 7,799

2020 Adjusted EBITDA excluding legal expense was a loss of ($1.0) million, a $7.8 million improvement YoY. The YoY improvement was driven by higher sales and gross margins and marketing efficiency.

(1) 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Q1 2021 Financial Highlights - Recap

- **Total net sales of $14.7 million in Q1 2021 (+2% YoY, -5% versus Q4 2020)**
- **Demonstrated continued progress building Tru Niagen® into a global brand**
  - Tru Niagen® net sales of $12.4 million in Q1 2021 (+12% YoY)
  - Continued sequential growth in Tru Niagen® net sales (+1% in Q1 2021 vs Q4 2020).
- **Gross margin continued to improve (+500bps YoY, +190bps versus Q4 2020)**
  - Gross margin of 62.9% in Q1 2021 versus 61.0% in Q4 2020 driven by benefit of product cost savings initiatives, overall scale, and business mix.
- **Marketing efficiency reflects investments in digital advertising and brand building (-1,160bps YoY, -170bps versus Q4 2020)**
  - Selling and marketing expense of 42.6% of net sales in Q1 2021 compared to 40.9% in Q4 2020, and 31.0% in Q1 2020
- **General and administrative expense (G&A) was $9.5 million, up $1.3 million sequentially and $0.7 million YoY due to higher legal expense, partially offset by lower severance and restructuring expense. Excluding legal fees, severance & restructuring, and equity compensation expense, G&A was down by $0.2 million YoY and down $0.5 million sequentially.**
- **Net loss was ($7.4) million or ($0.12) per share, compared to a net loss of ($5.9) million or ($0.10) per share in Q1 2020**
- **Adjusted EBITDA excluding legal expense was a loss of ($0.7) million, a $0.4 million decline YoY due to selling and marketing investments.**

Delivered a solid first quarter and continued to demonstrate financial discipline while making important investments to protect our intellectual property.


TRU
NIAGEN
300mg
TRU
NIAGEN
300mg

Contact Info

Brianna Gerber

Vice President of Finance and Investor Relations

T: +1.949.419.0288 ext. 127

BriannaG@chromadex.com

www.chromadex.com

Where to buy TRU NIAGEN®

www.truniagen.com

www.amazon.com